UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  March 31, 2008

MGT Capital Investments, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26886	13-4148725
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Kensington Centre, 66 Hammersmith Road,	W14 8UD
London, United Kingdom
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  011-44-20-7605-1151

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets

On March 31, 2008, the Company announced that it had purchased an additional 999,000 shares in its subsidiary company Medicsight PLC (“Medicsight”) through the open market at an average price of $1.26 (£0.63) per share costing a total of $1,266,000 (£633,000).  Following this announcement, the Company’s shareholding in Medicsight is 85,999,000 shares representing 55.3 per cent of the issued share capital.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MGT CAPITAL INVESTMENTS, INC.

	By:	/s/ TIM PATERSON-BROWN
Tim Paterson-Brown
Chairman and Chief Executive Officer
Date: April 1, 2008